UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2008

K12 Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2007, the Board of Directors approved a form of indemnification agreement and authorized K12 Inc. (the "Company") to enter indemnification agreements with each of its directors and executive officers. Under the indemnification agreements, the Company agrees to indemnify each director and executive officer for any liability he or she may incur by reason of the fact that he or she serves as the Company's director or executive officer, to the maximum extent permitted by law. All of the Company's directors and executive officers have executed this form of indemnification agreement.

This form of indemnification agreement is being furnished as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the indemnification agreement is qualified in its entirety by reference to such document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

October 21, 2008	By:	/s/ Howard D. Polsky

Name: Howard D. Polsky
Title: SVP, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Director's Indemnification Agreement